                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Fidelity National Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         FIDELITY NATIONAL CORPORATION
                               3490 PIEDMONT ROAD
                             ATLANTA, GEORGIA 30305
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2000





                  The Annual Meeting of Shareholders of Fidelity National Corporation ("Fidelity") will be held on Thursday, April 20, 2000, at 3:00 P.M. at its office at ONE SECURITIES CENTRE, 3490 PIEDMONT ROAD, SUITE 1550, ATLANTA, GEORGIA 30305, for the purposes of considering and voting upon:


         1. The election of eleven directors to constitute the Board of Directors to serve until the next Annual Meeting and until their successors are elected and qualified.

         2. Such other matters as may properly come before the meeting or any adjournment thereof.


                  Only holders of Common Stock of record at the close of business on March 1, 2000, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                  A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. It is important that your shares be represented and voted at the meeting. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

                  Also enclosed is a copy of Fidelity's 1999 Annual Report to Shareholders.


                                            By Order of the Board of Directors,



                                            /s/ Martha C. Fleming

                                            Martha C. Fleming
                                            Secretary


March 15, 2000



PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                         FIDELITY NATIONAL CORPORATION
                               3490 PIEDMONT ROAD
                             ATLANTA, GEORGIA 30305


                                PROXY STATEMENT

         This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Fidelity National Corporation ("Fidelity") for use at the Annual Meeting of Shareholders ("Meeting") to be held at its office at ONE SECURITIES CENTRE, 3490 PIEDMONT ROAD, SUITE 1550, ATLANTA, GEORGIA 30305, on April 20, 2000, at 3:00 P.M. and any adjournment thereof. The purposes of the Meeting are set forth in the accompanying Notice of the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to Shareholders on March 15, 2000.

         The record date of holders of Common Stock entitled to vote at the Meeting was taken as of the close of business on March 1, 2000. On that date, Fidelity had outstanding and entitled to vote 8,780,664 shares of Common Stock, no par value, with each share entitled to one vote.

         A Proxy given pursuant to this solicitation may be revoked by the holder of the capital stock who attends the Meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of Fidelity. If the Proxy is properly completed and returned by the holder of the capital stock and is not revoked, it will be voted at the Meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted "FOR" all of the nominees for director named herein and upon such other matters as may properly come before the Meeting or any adjournment thereof in accordance with the best judgment of the holders of the Proxy.

         The presence of a majority of the votes entitled to be cast at the Meeting represented in person or by proxy at the Meeting will constitute a quorum. The eleven nominees receiving the highest vote totals will be elected as directors of Fidelity. All other matters will be decided by the affirmative vote of the majority of the votes entitled to be cast present or represented at the Meeting.

         Abstentions, withheld votes and broker non-votes will be included in the calculation of the number of votes represented in person or by proxy at the Meeting in determining whether the quorum requirement is satisfied, but will not be counted as votes cast for any matter to be voted upon. Broker "non-votes" occur when a broker holding shares of capital stock for a beneficial owner votes on one matter pursuant to the broker's discretionary authority or pursuant to instructions from the beneficial owner, but does not vote on another matter for the reason that the broker does not have discretionary authority to vote such shares on such other matter and has not received voting instructions from the beneficial owner. Broker non-votes will not affect the votes required to elect the directors, which is the only matter known to management which will be presented at the Meeting.

         The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by Fidelity. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Common Stock and normal handling charges may be paid for such forwarding service. In addition, directors, officers and other employees of Fidelity, who will not be additionally compensated therefor, may solicit proxies in person or by telephone.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table sets forth as of March 1, 2000, beneficial ownership of Fidelity's capital stock by (i) each person known to be the beneficial owner of more than 5% of the voting securities of Fidelity, (ii) each director, (iii) the five most highly compensated executive officers, and
(iv) all directors and executive officers as a group.

                 Name                                              Number of Shares       Percent of Class
        Of Beneficial Owner                                       Owned Beneficially           Outstanding
        -------------------------------                         ----------------------    ------------------
         Brinson Partners, Inc.                                        468,600                      5.3%
             209 South LaSalle
             Chicago, IL 60604-1295
         James B. Miller, Jr                                         2,764,373  (1)                31.3%
         David R. Bockel                                                 1,500                        *
         Edward G. Bowen, M.D                                           11,000  (2)                   *
         Kevin S. King                                                   4,041  (3)                   *
         Larry D. Peterson                                              45,025  (4)                   *
         Robert J. Rutland                                             148,764  (5)                 1.7%
         W. Clyde Shepherd, Jr                                         125,322                      1.4%
         Gordon M. Sherman                                             177,652  (6)                 2.0%
         R. Phillip Shinall, III                                         9,160  (7)                   *
         Rankin M. Smith, Jr                                            17,514  (8)                   *
         Felker W. Ward, Jr                                              8,032                        *
         David Buchanan                                                 13,763  (9)                   *
         M. Howard Griffith, Jr                                         15,060                        *
         H. Palmer Proctor, Jr                                           3,395                        *
         All directors and executive officers
           as a group (14 persons)                                     3,344,601  (10)               37.6%


(1) Includes 298,256 shares held by Fidelity National Bank ("Bank") as trustee under five trusts for Mr. Miller's children and 180,433 shares held by BAC Properties, a partnership of which Mr. Miller and his wife own 40%. Also includes 86,496 shares of Common Stock owned by his spouse, 80,848 shares held in his 401(k) Plan, and 64,040 shares of Common Stock that Mr. Miller has the right to acquire pursuant to outstanding stock options. Mr. Miller's business address is 3490 Piedmont Road, Atlanta, Georgia 30305.
(2) Includes 10,560 shares of Common Stock held by Dr. Bowen as trustee for Target Benefit Plan.
(3)      Owned by Mr. King's wife.
(4) Includes 40,000 shares of Common Stock that Mr. Peterson has the right to acquire pursuant to outstanding stock options.
(5) Includes 6,000 shares of Common Stock held by Mr. Rutland as trustee for his children and 7,920 shares held by a family foundation.
(6)      Includes 200 shares of Common Stock owned by Mr. Sherman's wife.
(7)      Includes 1,232 shares of Common Stock owned by Mr. Shinall's wife.
(8) Includes 1,688 shares of Common Stock owned by Mr. Smith's wife and 6,607 shares held by Mr. Smith's children.
(9) Includes 10,000 shares of Common Stock that Mr. Buchanan has the right to acquire pursuant to outstanding stock options.
(10) Includes 114,040 shares of Common Stock that the beneficial owner has the right to acquire pursuant to outstanding stock options.

         *Less than one percent.

ITEM 1 - NOMINATION AND ELECTION OF DIRECTORS

         The number of directors is currently set at eleven by resolution of the Board of Directors. The number of directors may be increased or decreased from time to time by resolution of the Board of Directors or of the shareholders, but no decrease shall have the effect of shortening the term of an incumbent director. The terms of office for directors continue until the next annual meeting of shareholders and until their successors are elected and qualified.

         In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee unless the Board of Directors or shareholders by resolution provide for a lesser number of directors, but in no event will the Proxy be voted for more than eleven nominees. Management has no reason to believe that any nominee will not serve if elected. All the nominees are currently directors of Fidelity.

                    INFORMATION ABOUT NOMINEES FOR DIRECTOR

         The following information as of March 1, 2000, has been furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been engaged in his present principal employment, in the same position, for more than five years.

                                            Year              Business Experience During Past
Name                                Age     Elected           Five Years And Other Information
----                                ---     -------           --------------------------------

James B. Miller, Jr. (3)             59     1979              Chairman of the Board, President and Chief Executive
                                                              Officer of Fidelity since 1979. A director of the
                                                              Bank since 1976; President and Chief Executive
                                                              Officer of the Bank from 1977 to 1997; and Chairman
                                                              of the Bank since 1998. Chairman of the Board of
                                                              Fidelity National Capital Investors, Inc. ("Fidelity
                                                              Capital").

David R. Bockel                      55     1997              President of Bockel & Company, an advertising agency
                                                              in Atlanta, Georgia, since 1977. He is also a Major
                                                              General, U.S. Army Reserve. A director of the Bank
                                                              since 1997.

Edward G. Bowen, M.D.                64     1989              Gynecologist and obstetrician in Atlanta, Georgia.
                                                              Chairman, Board of Trustees, Northside Hospital. A
                                                              director of the Bank since 1989.

Kevin S. King                        52     1998              Partner in the law firm of King & Carragher,
                                                              Atlanta, Georgia. A director of the Bank since 1998.

Larry D. Peterson                    51     1997              Director, President and Chief Executive Officer of
                                                              the Bank, and Vice President of Fidelity since 1997.
                                                              Senior Vice President and Senior Segment Manager of
                                                              KeyCorp from 1995 to 1997. President, Central
                                                              Indiana Region of Society National Bank from 1992 to
                                                              1995.

Robert J. Rutland (2) (3)            58     1979              Chairman, Chief Executive Officer, and director of
                                                              Allied Holdings, Inc., ("Allied") a transportation
                                                              company located in Decatur, Georgia, since 1995.
                                                              President and Chief Executive Officer of Allied from
                                                              1986 to 1995. A director of the Bank since 1974.

W. Clyde Shepherd, Jr. (2) (3)       85     1979              Secretary/Treasurer of Shepherd Construction
                                                              Company, a general contracting company located in
                                                              Atlanta, Georgia. A director of the Bank from 1974
                                                              to 1998 and Chairman of the Board of Directors of
                                                              the Bank from 1989 to 1998.

Gordon M. Sherman (1) (2)            67     1997              Retired December 31, 1998, from his position as
                                                              Regional Commissioner of the Social Security
                                                              Administration for eight southeastern states.
                                                              Business Consultant in Atlanta, Georgia. A director
                                                              of Chamberlin Edwards & Associates, Inc. A director
                                                              of the Bank since 1997.

R. Phillip Shinall, III              53     1979              General Counsel of Fidelity and the Bank since
                                                              August 30, 1999. A director of the Bank since 1979.
                                                              Partner in the law firm of Holland & Knight, LLP,
                                                              Atlanta, Georgia, from 1997 to 1999. Partner in the
                                                              law firm of Glass, McCullough, Sherrill & Harold,
                                                              LLP from 1988 to 1997.

Rankin M. Smith, Jr.                 52     1987              Advisor to the Atlanta Falcons football team.
                                                              Manager, Seminole Plantation in Georgia. A director
                                                              of the Bank since 1987.

Felker W. Ward, Jr. (1)              66     1996              Chairman of Pinnacle Investment Advisors, Inc., an
                                                              investment advisory firm, since 1991. A director of
                                                              AGL Resources, Inc., a natural gas distributing
                                                              utility; Abrams Industries, Inc., a construction and
                                                              property management company and a manufacturer of
                                                              fixtures; and Shoney's Inc. A director of the Bank
                                                              since 1996.

-----------------------------

(1)      Member of the Audit Committee of the Board of Directors.
(2)      Member of the Compensation Committee of the Board of Directors
(3)      Member of the Executive Committee of the Board of Directors

         There are no family relationships between any director, executive officer or nominee for director of Fidelity or any of its subsidiaries except that W. Clyde Shepherd, III, a director of the Bank and Fidelity Capital, is the son of W. Clyde Shepherd, Jr., a director of Fidelity; Karina Miller, a director of Fidelity Capital, is the spouse of James B. Miller, Jr., Chairman of the Board, President and Chief Executive Officer.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Mr. Sherman inadvertently filed late a Form 4, statement of changes in beneficial ownership of securities, reporting a single transaction with the Securities and Exchange Commission. Mr. Miller inadvertently filed late a Form 5, annual statement of changes in beneficial ownership, with the Securities and Exchange Commission, reporting the granting of stock options.

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual and other compensation paid by Fidelity and its subsidiaries to James B. Miller, Jr., Larry D. Peterson, David Buchanan, M. Howard Griffith, Jr., and H. Palmer Proctor, Jr., the five highest paid executive officers of Fidelity for 1999.

                           SUMMARY COMPENSATION TABLE

         Name and                                                              All Other
         Principal Position            Year         Salary         Bonus      Compensation
         ------------------            ----         ------         -----      ------------

         James B. Miller, Jr.          1999      $  300,000     $       --     $   11,685 (1)
           Chairman of the Board       1998         300,000             --          4,887 (1)
           President and Chief         1997         600,000             --          5,332 (1)
           Executive Officer

         Larry D. Peterson             1999      $  300,000     $       --     $   68,263 (2)
           President and Chief         1998         300,000             --          3,950 (2)
           Executive Officer, FNB      1997          88,654         50,000          1,172 (2)

         David Buchanan                1999      $  135,625     $   13,487     $    5,771 (3)
           Vice President              1998         135,000             --          3,030 (3)
                                       1997         122,500             --          3,417 (3)

         M. Howard Griffith, Jr.       1999      $  122,292     $       --     $    2,226 (4)
           Chief Financial Officer     1998         120,050             --          1,080 (4)
                                       1997         118,750             --          1,072 (4)

         H. Palmer Proctor, Jr.        1999      $  102,083     $    5,057     $    5,766 (5)
           Vice President              1998         100,100             --         45,041 (5)
                                       1997         100,010             --          3,410 (5)

-----------------------------

(1) Includes Fidelity's contributions of $1,950, $900, and $1,074 to Mr. Miller's account in the tax-qualified savings plan ("401(k) Plan") for 1999, 1998, and 1997, respectively, and $2,814, $2,688, and $2,553 for life insurance for Mr. Miller for 1999, 1998, and 1997, respectively, under split dollar and corporate owned life insurance policies. Under the split dollar insurance policy, Fidelity will receive upon termination of the policy proceeds equal to the insurance premiums paid plus a market yield.
(2) Mr. Peterson's employment commenced on September 15, 1997. Includes Fidelity's contributions of $1,119, and $675 to Mr. Peterson's account in the 401(k) Plan for 1999 and 1998, respectively, $572 under a split dollar insurance policy from which Fidelity will receive upon termination of the policy proceeds equal to the insurance premiums paid plus a market yield, and $60,552 paid for initiation and annual fees for a club in 1999
(3) Includes Fidelity's contributions of $2,117, $1,219, and $1,103 to Mr. Buchanan's account in the 401(k) Plan for 1999, 1998, and 1997, respectively, and $108 under a split dollar insurance policy from which Fidelity will receive upon termination of the policy proceeds equal to the insurance premium paid plus a market yield.
(4) Includes Fidelity's contributions of $1,797, $1,080, and $1,072 to Mr. Griffith's account in the 401(k) Plan for 1999, 1998, and 1997, respectively, and $429 under a split dollar insurance policy from which Fidelity will receive upon termination of the policy proceeds equal to the insurance premium paid plus a market yield.
(5) Includes Fidelity's contributions of $594, $901, and $900 to Mr. Proctor's account in the 401(k) Plan for 1999, 1998, and 1997, respectively, $88 under a split dollar insurance policy from which Fidelity will receive upon termination of the policy proceeds equal to the insurance premiums paid plus a market yield, and $40,544 paid for initiation and annual fees for a club in 1998.

EMPLOYMENT AGREEMENTS

         Fidelity has entered into employment agreements with James B. Miller, Jr., Larry D. Peterson, and R. Phillip Shinall, III. The employment agreement with Mr. Miller is for a three-year period commencing on January 1, 1998. It provides for an annual base salary of $300,000 and annual incentive compensation of up to $400,000 based upon the attainment of certain income (before taxes and incentive compensation) targets.

         The employment agreement with Mr. Peterson is for a three-year period commencing on September 15, 1997. It provides for an annual base salary of $300,000. Also Fidelity provided Mr. Peterson $1 million of term life insurance and a disability policy, which provides disability benefits at the annual rate of $210,000.

         The employment agreement with Mr. Shinall is for an initial period of three years commencing on August 30, 1999. The term of employment will be extended for an additional three years upon a change in control of Fidelity. It provides for an annual base salary of $235,000 and a lump sum payment of $20,000 upon commencement of his employment. In addition, Fidelity shall maintain, or reimburse Shinall for the premiums for, a $750,000 term life insurance policy payable to Mr. Shinall's beneficiaries. Also Fidelity will provide disability insurance supplementing any of Fidelity's disability insurance policies otherwise provided to executives in order to provide combined coverage of $200,000 per annum.

         The employment agreements with Messrs. Miller, Peterson, and Shinall each provide that if the executive terminates his employment or if his employment is terminated by Fidelity for cause, such executive is subject to a non-compete provision for a period of one year.


        STOCK OPTION GRANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------
                                                  % of Total                                   Market
                                                   Options                                     Value          Grant
                                  Number of       Granted to     Exercise                        on            Date
                                   Options       Employees in     Price       Expiration       Grant         Present
            Name                   Granted        Fiscal Year    ($/Sh)          Date           Date         Value (2)
---------------------------------------------------------------------------------------------------------------------
David Buchanan                      30,000           14.3%      $   7.06       12/16/06       $   7.06       $ 79,500
M. Howard Griffith, Jr.             50,000           23.8%      $   7.06       12/16/06       $   7.06       $132,500
H. Palmer Proctor, Jr.              50,000           23.8%      $   7.06       12/16/06       $   7.06       $132,500
R. Phillip Shinall, III             30,000           14.3%      $   7.06       12/16/06       $   7.06       $ 79,500

(1) No stock appreciation rights have been granted to the Executive Officers of Fidelity.
(2) Fidelity used a modified Black-Scholes model of option valuation to determine grant date present value. Fidelity does not represent that the Black-Scholes model can properly determine the value of an option. Assumptions used for valuation are: interest rate (risk free rate of return of 6.55%), expected dividends (as a percent of the fair value of the stock of 2.26%), and volatility of 41.00%.


         The following table sets forth, with respect to the Executive Officers, information concerning any exercise of stock options and all unexercised stock options held as of December 31, 1999.

              AGGREGATE STOCK OPTION EXERCISES FOR THE YEAR ENDED
              DECEMBER 31, 1999, AND YEAR-END STOCK OPTION VALUES

------------------------------------------------------------------------------------------------------------------------------
                                                     Value Realized
                                                      ($) (Market
                                      Number of      Price at Time
                                       Shares         of Exercise                                   Value of Unexercised
                                     Acquired on     less Exercise     Number of Unexercised     In-the-Money Stock Options
          Name                        Exercise          Price)       Stock Options at Year-End         at Year-End (1)
------------------------------------------------------------------------------------------------------------------------------
                                                                    Exercisable   Unexercisable   Exercisable    Unexercisable
                                                                    -----------   -------------   -----------    -------------
James B. Miller, Jr.                    --                --           64,040         85,960           --              --

Larry D. Peterson                       --                --           40,000         60,000           --              --

David Buchanan                          --                --           10,000         20,000       $3,750         $ 7,500

M. Howard Griffith, Jr.                 --                --               --         50,000           --         $18,750

H. Palmer Proctor, Jr.                  --                --               --         50,000           --         $18,750

(1) The average of the high and low value of a share of Common Stock on Fidelity on December 31, 1999, was $7.4375.

                                  401(K) PLAN

         Fidelity has adopted a tax-qualified savings plan, which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 ("Code"). Employees may elect to contribute to the 401(k) Plan through payroll deductions up to the statutory limitation and may direct the investment of their accounts into various investment funds. Under Section 401(k) of the Code, the employee's contributions to the 401(k) Plan are not taxable to the employee until such amounts are distributed to the employee. Fidelity pays the administrative expenses of the 401(k) Plan and makes voluntary contributions from time to time, which are allocated to each eligible employee's account as required by the Code. Fidelity's voluntary contributions become fully vested at the earlier of six years of service or at normal retirement age.

                           COMPENSATION OF DIRECTORS

         During 1999, each non-employee director of Fidelity was paid $1,000 for each Board of Directors' meeting attended and $250 for committee meetings attended on a day that was not a regularly scheduled Board meeting date. Directors who are employees do not receive a fee for attending Board or committee meetings.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee ("Committee") are W. Clyde Shepherd, Jr., Chairman, Robert J. Rutland, and Gordon M. Sherman. No member of the Committee is an employee of Fidelity or any subsidiary.

         The Bank leases space from a corporation of which Mr. Shepherd, a director and member of the Compensation and Executive Committees, is the majority shareholder. The Bank leases approximately 2,200 square feet at an average annual rate of approximately $11 per square foot subject to a pro rata increase for increases in taxes and insurance. The lease agreement was made substantially on the same terms as those prevailing at the time for comparable leases for similar facilities.

         The Bank and Fidelity Capital have had, and expect to have in the future, banking and other business transactions in the ordinary course of business with directors (including members of the Committee) and officers of Fidelity and its subsidiaries, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time of comparable transactions with unrelated parties. Such transactions have not and will not involve more than the normal risks of collectibility, nor present other unfavorable features. As of December 31, 1999, the Bank had direct or indirect loans outstanding to officers and directors and their affiliates aggregating approximately $3.3 million.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission ("SEC"), Fidelity is required to provide certain information with respect to compensation provided to the Chairman of the Board, President and Chief Executive Officer ("CEO") of Fidelity and to the other executive officers.

         The Compensation Committee is responsible for evaluating the remuneration of executives of Fidelity to provide competitive levels of compensation which take into account the annual and long-term performance goals, whether there has been above average corporate performance, the levels of an individual's initiative, responsibility and achievements, and the need of Fidelity to attract and retain well trained and highly motivated executives. The Committee fixes the compensation of the CEO and generally reviews the compensation of the other officers. All decisions by the Committee relating to the compensation of the CEO are reviewed by the full Board of Directors.

         Executive officers' overall compensation is intended to be consistent with the compensation paid to executives of financial institutions and of other companies similar in size, complexity, and character to Fidelity, provided that Fidelity's performance warrants the compensation being paid.

         Fidelity entered into a three-year employment agreement with Mr. Miller effective January 1, 1998. The employment agreement provides for an annual base salary of $300,000 and annual incentive compensation based on a target consolidated income of Fidelity before taxes and the incentive compensation. The incentive compensation in any year cannot exceed $400,000. No incentive compensation was paid to Mr. Miller for 1999.

         Compensation paid to the executive officers of Fidelity in 1999, as reflected in the foregoing compensation tables, consisted of the following elements: base salary, bonus, stock options, matching contributions paid with respect to the 401(k) Plan and certain perquisites. In addition, Fidelity has adopted certain broad-based employee benefit plans in which executives, and other officers together with employees, have the option to participate. Benefits under these plans are not directly or indirectly tied to Fidelity's performance, except that contributions by Fidelity to the 401(k) Plan are voluntary, at the election of the Board of Directors. Bonuses were granted to Messrs. Buchanan and Proctor based upon the 1999 performance of the units for which they had responsibility and their individual performance.

         During 1999, Fidelity purchased a no load single premium company owned life insurance policy on Mr. Miller which provides a tax exempt yield to Fidelity if held to maturity. Mr. Miller will receive taxable income for the economic benefit he receives under the policy as noted in the Summary Compensation Table.

         The Chief Executive Officer establishes and administers the compensation of all other executive officers.

                             Compensation Committee

                        W. Clyde Shepherd, Jr., Chairman
                               Robert J. Rutland
                               Gordon M. Sherman

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative shareholder return on Fidelity's Common Stock with the cumulative Total Return on The NASDAQ Stock Market (U.S. Companies) index and the NASDAQ Bank Stock Market under the symbol LION.

         The graph assumes $100 invested on December 31, 1994, in the Common Stock of Fidelity and in each of the two indexes. The comparison assumes that all dividends are reinvested.

             COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FIDELITY, THE NASDAQ STOCK MARKET (U.S.) AND NASDAQ BANK STOCKS




                                    [GRAPH]




                                                                    PERIOD ENDING
                                 --------------------------------------------------------------------------------------
INDEX                              12/31/94       12/31/95       12/31/96       12/31/97       12/31/98        12/31/99
-----------------------------------------------------------------------------------------------------------------------
Fidelity National Corporation       100.00         180.84         149.36         112.78         131.56          94.36
NASDAQ - TOTAL US*                  100.00         141.33         173.89         213.07         300.25         542.43
NASDAQ BANK INDEX*                  100.00         149.00         196.73         329.39         327.11         314.42

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999, the Board of Directors held eleven (11) meetings. Each of the directors attended at least eighty percent (80%) of the aggregate meetings of the Board of Directors and the committees on which the director served. Fidelity does not have a nominating committee. All nominees for the Board of Directors are nominated by the entire Board of Directors.

Audit Committee. The primary functions of Fidelity's Audit Committee are to see that an audit program is in place to protect the assets of Fidelity, assure that adequate internal controls exist and recommend the independent auditors for appointment by the Board of Directors. During 1999, the Audit Committee held thirteen (13) meetings.

Compensation Committee. The primary functions of the Compensation Committee are to evaluate and administer the compensation of the Chief Executive Officer and the other executive officers, and to review the general compensation programs of Fidelity. During 1999, the Compensation Committee held four (4) meetings.

Executive Committee. The Executive Committee is authorized to exercise any and all the powers of the Board of Directors in the management of the business and affairs of Fidelity except where specific power is limited to the Board of Directors by the Bylaws or by applicable law. During 1999, the Executive Committee held seven (7) meetings.

                                    AUDITORS

         Ernst & Young LLP audited the financial statements of Fidelity for 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be present at the 2001 Annual Meeting must be received by Fidelity addressed to the President at 3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305, by November 17, 2000, in order to be eligible for inclusion in the Proxy Statement and Proxy meeting for that meeting.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         Management knows of no matters, other than those stated above, that are to be brought before the Meeting. If any other matter should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of Fidelity.

                                          By Order of the Board of Directors,



                                          /s/ Martha C. Fleming

                                          Martha C. Fleming
                                          Secretary


March 15, 2000

                         FIDELITY NATIONAL CORPORATION

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 20, 2000
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes Gordon M. Sherman and R. Phillip Shinall, III, and each of them individually, with the power of substitution, to vote and otherwise represent all of the shares of common stock ("Common Stock") of Fidelity National Corporation, ("Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held at the offices of the Corporation located at One Securities Centre, 3490 Piedmont Rd, Suite 1550, Atlanta, GA 30305 on April 20, 2000 at 3:00 p.m., and any adjournment or adjournments thereof as herein specified and, in their discretion, upon such other matters as may come before the Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting. All other proxies heretofore given by the undersigned to vote shares of Common Stock of the Company are expressly revoked.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL REFERRED TO IN ITEM 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL REFERRED TO IN ITEM 1.

(Continued and to be signed on the other side)
                                                   FIDELITY NATIONAL CORPORATION
                                                   P.O. BOX 11286
                                                   NEW YORK, N.Y. 10203-0286


                             DETACH PROXY CARD HERE

--------------------------------------------------------------------------------

(1) Election of Directors.       FOR all nominees [X]        WITHHOLD AUTHORITY to vote    [X]         *EXCEPTIONS [X]
                                 listed below                for all nominees listed below

Nominees: James B. Miller, Jr.; David R. Bockel; Edward G. Bowen, M.D.; Kevin S.
          King; Larry D. Peterson; Robert J. Rutland; W. Clyde Shepherd, Jr.; Gordon M. Sherman; R. Phillip Shinall III; Rankin M. Smith, Jr.; Felker W. Ward, Jr.
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.) *Exceptions ____________________________________________________________________


                                            Change of Address or   [X]
                                            Comments Mark Here


                                     Please sign exactly as your name
                                     appears on this card. When signing
                                     as attorney, executor, administrator,
                                     trustee, guardian, partner or corporate
                                     officer please give full title as such.
                                     Whether or not you plan to attend the
                                     Annual Meeting, you are urged to execute and return your proxy, which may be revoked at any time prior to its use.

                                     Dated: ____________________________________


                                     ___________________________________________
                                               Signature of Stockholder

                                     ___________________________________________
                                      Signature(s) of Additional Stockholder(s)


                                     VOTES MUST BE INDICATED